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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of Novell, Inc. of our report dated March 22, 1994 relating to the financial statements of WordPerfect Corporation which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

PRICE WATERHOUSE
Salt Lake City, Utah
April 20, 1994